          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
        SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.23

                          Supplemental Agreement No. 1

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            Copa Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of ____________, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A. , INC.;

            WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-700 aircraft (the Aircraft); and

            **Material Redacted**

            WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

            NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents, Tables and Exhibits:

            1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 1.

            1.3 Remove and replace, in its entirety, Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with revised Table 1 attached hereto, to reflect the delivery deceleration of one (1) 737-700 Aircraft from April 2002 to June 2002.

2.    Letter Agreements:

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                TABLE OF CONTENTS

                                                                                                   SA
                                                                                                 NUMBER
                                                                                                 ------
   ARTICLES

     1.                 Quantity, Model and Description

     2.                 Delivery Schedule

     3.                 Price

     4.                 Payment

     5.                 Miscellaneous

     TABLE

     1.                 Aircraft Information Table                                                 SA 1

     EXHIBIT

     A.                 Aircraft Configuration

     B.                 Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

     BFE1.              BFE Variables

     CS1.               Customer Support Variables

     EE1.               Engine Escalation/Engine Warranty and Patent Indemnity

     SLP1.              Service Life Policy Components

  LETTER AGREEMENTS

     2191-01                Demonstration Flight Waiver

     2191-02                **Material Redacted**

     2191-03                Seller Purchased Equipment

     6-1162-DAN-0123        Performance Guarantees

     6-1162-DAN-0124        Special Matters


6-1162-DAN-0155        **Material Redacted**

6-1162-DAN-0156        Year 2000 Ready Software, Hardware and Firmware

6-1162-DAN-0157        Miscellaneous Matters

   SUPPLEMENTAL AGREEMENTS                 DATES AS OF:
-----------------------------              ------------
Supplemental Agreements No. 1              June, 2001

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

Airframe Model/MTGW:                        737-800      154,500               Detail Specification:    D6-38868-42-1 (11/25/1998)

Engine Model:                            CFM56-7B26                            Price Base Year:         Jul-97

Airframe Price                                                   $ 36,374,000

Optional Features:                                               $  3,279,619  Airframe and Engine
                                                                 ------------
                                                                               Escalation Data:

Sub-Total of Airframe and Features:                              $ 39,653,619  Base Year Index (ECI):                       137.30

Engine Price (Per Aircraft):                                     $          0  Base Year Index (ICI):                       129.50

Aircraft Basic Price (Excluding BFE/SPE):                        $ 39,653,619
                                                                 ============

Buyer Furnished Equipment (BFE) Estimate:                        $  2,750,000

Seller Purchased Equipment (SPE) Estimate:                       $    400,000

Refundable Deposit per Aircraft at Proposal Acceptance:          $     75,000

                                                   ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                NUMBER   ESCALATION   ESCALATION  ESTIMATE ADV   ----------------------------------------------------------------
                  OF       FACTOR       CREDIT    PAYMENT BASE   AT SIGNING   24 MOS.     21/18/12/9/6/ MOS             TOTAL
DELIVERY DATE  AIRCRAFT  (AIRFRAME)   MEMORANDUM  PRICE PER A/P     1%          4%               5%                      30%
-------------  --------  ----------  -----------  -------------  ----------   ----------  -----------------         -------------
Jan-2000           1       1.0514     -$468,000   $  41,674,000  $  341,740   $1,666,960  $       2,083,700         $  12,502,200
Feb-2000           1       1.0541     -$472,000   $  41,777,000  $  342,770   $1,671,080  $       2,088,850         $  12,533,100
May-2000           2       1.0696     -$476,000   $  42,388,000  $  348,880   $1,695,520  $       2,119,400         $  12,716,400
May-2002           1       1.1299     -$504,000   $  44,801,000  $  373,010   $1,792,040  $       2,240,050         $  13,440,300
Jun-2002           1       1.1327     -$508,000   $  44,908,000  $  374,080   $1,796,320  $       2,245,400         $  13,472,400
Sep-2002           1         1.14     -$508,000   $  45,197,000  $  376,970   $1,807,880  $       2,259,850         $  13,559,100
Oct-2002           1       1.1425     -$512,000   $  45,292,000  $  377,920   $1,811,680  $       2,264,600         $  13,587,600